Exhibit 10.6

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

CO-OPERATIVE AGREEMENT
合作協議書

Agreement No.：INF/HK/AG2015-001
協議書編號：INF/HK/AG2015-001

Party A：Infinity (Int’l) Travel Holdings Limited
甲方：無極限(國際)旅遊控股有限公司

Party B：Canada Infinity Tour Services Inc.
乙方：加拿大無極限旅遊服務有限公司

■	This Agreement may executed in two counter parts each in Chinese and English, each of which shall deemed equally authentic. In case of any divergence of interpretation, the Chinese text shall prevail.

■	本協議書如用中英文兩種文字寫成，兩種文字均具有同等效力。但在對其解釋產生異議時，以中文文本為准。

■	This Agreement is in 2 copies, effective since being signed / sealed by both parties.

■	本協議書共 2 份，自雙方代表簽字（蓋章）之日起生效。

■	Party A and Party B, intending to be legally bound, and in consideration of the mutual promises and covenants contained herein, agree as follows:
■	甲乙雙方根據本協議書所列條文，以及同意此合同受法律約束的情況下，一致達成協議如下：

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

CO-OPERATIVE AGREEMENT
This agreement is entered into between the parties concerned on the basis of equality and mutual benefit to develop business on terms and conditions mutually agreed upon as follows:
This agreement reached by the two parties includes all its inseparable attachments and all the Terms and Conditions in both the agreement and the attachments shall have the legal effect.
1.	Contracting Parties：
Party A: Infinity (Int’l) Travel Holdings Limited (hereinafter called "Party A"), based in Hong Kong, an associated company of Infinity (Int’l) Travel Holdings Inc, incorporated in Nevada in United States and British Columbia, Canada;
Party B: Canada Infinity Tour Services Inc. (hereinafter called "Party B"), based in Canada;
2.	Co-operative Details
Clause 1:
Party A agreed to appoint Party B as Tour Service Provider in Canada region. Party B agreed to provide local transportation and guiding services ONLY according to the requirements set up by Party A for certain standards that Party B must meet.

Clause 2:
Party A shall confirm the tour project at least 14 days in advance from the date of the tourist group entering Canada.  Party B shall confirm its acknowledgement of receiving Part A’s confirmation and implementing the task within 8 working days from the date of receiving Party A’s confirmation.
Party A shall, within 3 working days before the date of the tourist group entering Canada, provide Party B with the Name List of the Tourist Groups.

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

Clause 3:

Party B shall provide its service for the tourist groups according to the standards requirement of Party A, together with the itinerary provided by Party B.

Clause 4:

Party B shall engage licensed tourist guides for the tourist groups.  The tourist guides appointed by Party B must not force or mislead the tourist groups to purchase thins or force them to take up optional activities.
1.	Payment
It is mutually agreed that Party A pays the amount on the basis of the aggregate amount of the prices quoted from Party B for each tour to Party B.
Party A shall pay the full amount of quoted prices after the team returns within the latter 1 month. The bank account of Party B is:

Bank: _______________                                                                          Account name: Canada Infinity Tour Services Inc.
Account number: _______________________

2.	Reports on Market Conditions
Both Parties shall forward once every three months to each side detailed reports on current market conditions and of consumers comments.
3.	Validity of Agreement
This agreement, after its being signed by the parties concerned shall remain of in force for 3 years as from 2015 Apr 01 to 2018 Mar 31.  If either party wishes to extend this Agreement, he shall notice, in writing, the other party one month prior to its expiration, the matter shall be decided by consent of the parties hereto.
Should either party fail to implement the terms and conditions herein, the other party is entitled to terminate the Agreement.

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

6.	Arbitration
All disputes arising from the execution of this agreement shall be settled through friendly consultations.  If both sides cannot produce legal disputes and cannot reach agreement by negotiation, both sides agree to commission a local court mediation, arbitration or litigation to resolve.
7.	Other Terms & Conditions
(A) Matters not specified in this Agreement shall be signed the separate supplementary agreements after achieving animity through consultation between both parties.

This Agreement is signed in two originals, each party holds one.
Party A (Signature):
Parties to a contract:
Date of contract:

Party B (Signature):
Parties to a contract:
Date of contract:

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com